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                       [UBS Global Asset Management Logo]

         UBS LIR MONEY MARKET FUND, UBS LIR GOVERNMENT SECURITIES FUND,
        UBS LIR TREASURY SECURITIES FUND AND UBS SELECT MONEY MARKET FUND
      SUPPLEMENT DATED JANUARY 5, 2004 TO INSTITUTIONAL MONEY MARKET FUNDS
    PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 29, 2003

IMPORTANT NOTICE REGARDING:

- REDUCTION/WAIVER OF MINIMUM INITIAL INVESTMENT REQUIREMENT FOR UBS SELECT MONEY MARKET FUND.
- UPCOMING TERMINATION OF UBS LIR MONEY MARKET FUND - SHAREHOLDER INSTRUCTIONS REQUESTED.
- PLANNED FUTURE TERMINATION OF UBS LIR GOVERNMENT SECURITIES FUND AND UBS LIR TREASURY SECURITIES FUND.
- INCREASE IN MINIMUM INITIAL INVESTMENT REQUIREMENT FOR PURCHASES OF UBS LIR TREASURY SECURITIES FUND THROUGH UBS FINANCIAL SERVICES INC.

PLEASE SEE MORE INFORMATION BELOW.

Dear Investor,

The purpose of this supplement is to notify you of the following:

LOWER MINIMUM INITIAL INVESTMENT REQUIREMENT FOR UBS SELECT MONEY MARKET FUND. Effective January 12, 2004, UBS Select Money Market Fund's minimum initial investment requirement will be reduced from $10,000,000 to $1,000,000; however, this lower minimum investment requirement will be waived (1) for investors purchasing shares of UBS Select Money Market Fund through an exchange of shares of UBS LIR Money Market Fund and (2) for other investors who had owned shares of UBS LIR Money Market Fund at any time during the twelve months prior to January 12, 2004.

UBS Global Asset Management (US) Inc. may further waive the minimum initial investment requirement. Financial intermediaries may establish different minimums for their customers who purchase Financial Intermediary shares through them, provided that the aggregate amounts purchased by the financial intermediaries meet the above minimum. You may obtain additional information about this minimum from your financial intermediary or directly from the fund by calling 1-888-547 FUND. The fund reserves the right to change its minimum investment requirement at any time.

UPCOMING TERMINATION OF UBS LIR MONEY MARKET FUND. UBS LIR Money Market Fund is being terminated, and its shareholders are being offered the opportunity to invest in a similar institutional money market fund with lower expenses and the potential for higher yields. As part of the closing of UBS LIR Money Market Fund, no new investors will be allowed to buy shares of the fund effective January 30, 2004. (Existing shareholders will be able to continue buying shares/reinvesting dividends until just before the fund liquidates.) Shareholders of UBS LIR Money Market Fund have the following options: (1) exchange your shares of UBS LIR Money Market Fund for shares of the same class of UBS Select Money Market Fund, (2) sell your shares and have the redemption proceeds returned to you or (3) do nothing, in which case your shares will be automatically redeemed on or around February 27, 2004, and the proceeds wired to the account previously designated by you.

We hope that you will decide to place an order to exchange your shares of UBS LIR Money Market Fund for shares of the same class of UBS Select Money Market Fund before February 27, 2004. Further information regarding UBS Select Money Market Fund was contained in the institutional money market funds prospectus dated August 29, 2003, previously mailed to you. If you would like another copy of the prospectus, please contact your Financial Advisor or call the funds' transfer agent at 1-888-547 FUND. Please note that UBS Select Money Market Fund's initial minimum investment requirement is being changed as explained above.

PLANNED FUTURE TERMINATION OF UBS LIR GOVERNMENT SECURITIES FUND & UBS LIR TREASURY SECURITIES FUND. During the first half of 2004, UBS LIR Government Securities Fund and UBS LIR Treasury Securities Fund will be terminated. Shareholders will receive more information, including key dates and information regarding an investment alternative, later this year.

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INCREASE IN MINIMUM INITIAL INVESTMENT REQUIREMENT FOR PURCHASES OF UBS LIR
TREASURY SECURITIES FUND THROUGH UBS FINANCIAL SERVICES INC. UBS Financial Services Inc. is imposing a minimum initial investment requirement of $1,000,000 on purchases of UBS LIR Treasury Securities Fund regardless of whether those purchases are made through its automated purchasing account system or by a Financial Advisor relaying an order directly to the fund's transfer agent. UBS Financial Services Inc. reserves the right to waive its higher minimum initial investment requirement under certain circumstances.

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